Exhibit 10.68
                                AMENDMENT NO. 7
                                       TO
                              WTD INDUSTRIES, INC.
                       RETIREMENT SAVINGS PLAN AND TRUST


         This Amendment No. 7 is made to the WTD Industries, Inc. Retirement Savings Plan and Trust, as amended (the "Plan"), which was originally effective May 1, 1989 and previously amended January 31, 1990, May 30, 1991, June 26, 1992, April 30, 1993, December 28, 1994, and June 18, 1997. All provisions of the Plan not amended by this Amendment No. 7 shall remain in full force and effect.

         1. Effective December 31, 1998, all references in the Plan to the Trustee are changed to Charles Schwab Trust Company.

         2. Effective May 18, 1999, the name of the Plan shall be the "TREESOURCE INDUSTRIES, INC. RETIREMENT SAVINGS PLAN AND TRUST" and the "Company" as that term is used in the Plan, is TreeSource Industries, Inc.


Date Signed:  May 18, 1999

COMPANY:                               TREESOURCE  INDUSTRIES, INC.


                                       By:
                                            -----------------------

                                       Its: Chief Executive Officer
                                            -----------------------